EXHIBIT 99.3

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

Deal Name		Data
Collateral Characteristics
Pool Balance		$774,278,089.17
# of Loans	#	4,267
Avg Prin Balance		$181,457.25
GWAC	%	7.684
WA Net Rate	%	7.114
WAM	#
Seasoning	#	1
Second Liens	%	4.901
WA CLTV	%	87.441
WA FICO	#	629
Prepay Penalties	%	71.425
Top Originator	Name	First NLC
Master Servicer	Name	Wells Fargo
Trustee	Name	HSBC
Credit Risk Manager	Name
Arm Characteristics
WAC (Arms only)%		7.520
WAM (Arms only)	#
WA Margin	%	6.863
WA Initial Cap	%	2.999
WA Periodic Cap	%	1.460
WA Cap	%	14.437
WA Months to Roll	#	28
Loan Type
Fixed	%	14.441
Balloons	%	9.877
2/28 Arms	%	44.914
3/27 Arms	%	29.880
Other Hybrid Arms	%	0.889
Index
1-Month LIBOR	%
6-Month LIBOR	%	100.000
Other Index	%
Loan Purpose
Purchase	%	39.919
Cash-Out Refi	%	58.077
Rate-Term Refi	%	2.004
Debt Consolidation	%	0.000
Occupancy Status
Owner	%	96.887
Second Home	%	0.000
Investor	%	3.113
Property Type
Single Family	%	83.897
2-4 Family	%	7.329
PUD	%	0.014
MH	%	0.061
Condo	%	8.638
Doc Type
Full Doc	%	42.825
Stated Doc	%	56.955
Limited Doc	%	0.220
No Doc	%
MI Data
MI Flag	Y/N	N
% of Pool Covered	%	0.000
Effective LTV	%
FICO Distribution
FICO <460%		0.000
FICO 460-479%		0.000
FICO 480-499%		0.000
FICO 500-519%		3.511
FICO 520-539%		4.485
FICO 540-559%		6.176
FICO 560-579%		5.800
FICO 580-599%		8.422
FICO 600-619%		11.830
FICO 620-639%		16.620
FICO 640-659%		14.750
FICO 660-679%		11.029
FICO 680-699%		6.968
FICO 700-719%		4.392
FICO 720-739%		3.017
FICO 740-759%		1.455
FICO >760%		1.500
WA DTI	#
DTI Distribution
DTI <10.00%		0.218
DTI 10.00-19.99%		0.733
DTI 20.00-29.99%		4.637
DTI 30.00-39.99%		16.398
DTI 40.00-49.99%		67.698
DTI 50.00-59.99%		10.039
DTI 60.00-69.99%		0.000
LTV Distribution
LTV <20%		0.022
LTV 20.01-30%		0.135
LTV 30.01-40%		0.334
LTV 40.01-50%		1.039
LTV 50.01-60%		2.298
LTV 60.01-70%		6.498
LTV 70.01-80%		57.517
LTV 80.01-90%		20.617
LTV 90.01-100%		11.540
LTV >100%		0.000

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	82.27	607	7.636	21.34	23.60	4.55	100.00	0.48	21.59	51.49	24.69	43.63	55.42	0.00
85-90%	88.01	617	7.827	10.02	11.04	4.25	99.75	1.78	22.78	55.58	27.63	43.43	51.80	0.00
90-95%	92.52	628	7.828	14.29	25.76	6.78	99.50	2.48	18.47	50.14	28.71	44.42	57.81	0.00
95-100%	98.24	651	7.693	9.77	52.74	0.75	92.60	58.40	27.25	36.74	42.46	45.43	60.45	0.00
100%	100.00	660	7.764	44.58	78.70	0.16	87.65	81.04	36.02	29.44	41.50	44.53	57.75	0.00

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	625	7.458	0.24	73.07	0	100	100	73.07	0	73.07	35.43	0	0
85-90%	633	6.928	0.42	0	0	100	100	28.81	100	38.59	44.11	51.33	0
90-95%	652	7.266	0.83	74.2	5.53	100	100	32.95	32.58	39.8	41.71	34.97	0
95-100%	650	7.304	13.44	71.84	1.29	100	100	29.25	26.57	47.55	45.58	61.75	0
100%	661	7.251	85.07	81.01	0.03	100	100	37.72	26.4	51	44.69	58.68	0

	# of Loans	Agg Principal Balance	% of Principal Balance	GWAC	WA CLTV	WA FICO
Loan Balance Distribution
$ 0-25,000	74	1491380	0.193	11.01	99.23	644.42
$ 25,001-50,000	255	9490572	1.226	10.74	97	647.09
$ 50,001-75,000	401	25125293	3.245	9.62	91.08	624.96
$ 75,001-100,000	480	41679443	5.383	8.52	85.84	611.39
$ 100,001-150,000	853	105992909	13.689	7.93	85.41	611.73
$ 150,001-200,000	651	112982553	14.592	7.74	85.6	622.53
$ 200,001-250,000	536	119327390	15.411	7.46	86.85	631.07
$ 250,001-300,000	370	101157119	13.065	7.41	88.05	635.54
$ 300,001-350,000	221	71219761	9.198	7.34	88.25	631.62
$ 350,001-400,000	165	61467003	7.939	7.39	87.7	634.62
$ 400,001-450,000	111	47311939	6.11	7.34	89.62	640.39
$ 450,001-500,000	68	32114449	4.148	7.28	90.57	638.8
$ 500,001-550,000	49	25142107	3.247	7.27	89.73	638.41
$ 550,001-600,000	20	11428718	1.476	7.16	87.64	653.94
$ 600,001-650,000	8	4928454	0.637	6.75	87.11	652.98
$ 650,001-700,000	3	1979000	0.256	7.42	79.08	649.77
$ 700,001-750,000	2	1440000	0.186	6.87	72.73	635
$ 750,001-800,000
$ 800,001-850,000
$ 850,001-900,000
$ 900,001-950,000
$ 950,001-1,000,000
> $ 1,000,001

Top 5 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WA FICO
CA	43	830	224,086,777	269,984	79.55	41.51	639
FL	26	791	132,408,430	167,394	80.63	35.45	630
IL	19	531	96,714,882	182,137	82.12	33.61	633
MA	5	104	23,436,202	225,348	82.16	42.69	642
MD	8	190	40,314,614	212,182	79.97	15.97	622

Originator/ Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
First NLC (Only Originator)	81.03	87.44	99.61	629	7.684	100	39.92	3.11	95.1	32.84	28.94	42.82	30.78	43.99	55.71	0
Name 2
Name 3
Name 4

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full Doc	80.88	84.84	99.63	611	7.577	42.82	24.39	3.46	97.6	20.49	22.5	100	23.8	43.45	52.99	0
Stated Doc	81.07	89.35	99.6	642	7.755	56.95	51.39	2.86	93.57	42.25	33.59	0	36.11	44.42	57.9	0
Limited Doc
No Doc	98.33	98.33	0	663	9.85	0.22	93.68	0	6.32	0	79.27	0	6.32	39.53	20.49	0

Aggregate Loans (First Lien Only) : in specific bucket

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520-539	4.48	74.79	95	0	99.775	0	8.43	7.56	0
540-559	6.18	76.76	92	0	97.786	0	8.22	7.42	0
560-579	5.80	78.57	100	0	98.112	0.13	7.99	7.29	0.19
580-599	8.42	83.02	100	0	98.254	0.99	7.8	7.1	0.37
600-619	11.83	81.39	100	0	97.482	3.53	7.7	6.92	3.67
620-639	16.62	81.69	100	0	98.053	6.79	7.78	6.79	9
640-659	14.75	81.84	100	0	95.22	6.45	7.46	6.65	5.81
660-679	11.03	82.46	100	0	96.117	5.54	7.36	6.51	6.95
680-699	6.97	83.13	100	0	95.237	2.95	7.22	6.5	6.38
700-719	4.39	83.62	100	0	94.197	1.82	7.31	6.43	8.31
720-739	3.02	83.36	100	0	92.277	1.32	7.21	6.35	6.51
740-759	1.45	83.11	100	0	100	0.7	7.37	6.57	11.15
760-779	0.90	82.45	100	0	97.373	0.31	7.31	6.48	9.61
780-800	0.44	81.58	100	0	81.188	0.18	7.35	6.59	8.76
800+	0.20	85.44	100	0	100	0.08	7.26	6.2	5.69
Totals (of deal)

Aggregate Loans (Second Lien Only)
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN
520-539
540-559
560-579	0.23	100.00	100.00	0.00	100.00	0.00	10.15	0.00
580-599	0.64	99.49	100.00	0.00	100.00	0.00	10.94	0.00
600-619	8.85	99.61	100.00	0.00	100.00	0.00	11.52	0.00
620-639	30.52	99.45	100.00	0.00	100.00	0.08	11.11	0.00
640-659	17.49	99.81	100.00	0.00	100.00	0.00	10.78	0.00
660-679	15.64	99.48	100.00	0.00	100.00	0.00	10.32	0.00
680-699	9.07	99.82	100.00	0.00	100.00	0.00	10.04	0.00
700-719	7.45	99.29	100.00	0.00	100.00	0.00	10.14	0.00
720-739	4.01	99.89	100.00	0.00	98.20	0.00	10.30	0.00
740-759	3.31	99.91	100.00	0.00	100.00	0.00	10.08	0.00
760-779	1.77	100.00	100.00	0.00	100.00	0.00	10.01	0.00
780-800	0.79	100.00	100.00	0.00	100.00	0.00	10.17	0.00
800+	0.23	100.00	100.00	0.00	100.00	0.00	9.75	0.00

If seconds in deal:
Second Lien Loans
FRM %	100.00
ARM %	0.00

All the Second Liens are Fixed Rate Loans

CREDIT ENHANCEMENT:
	Subordination %	25
	Initial OC %	3.65

	Target OC % before stepdown	3.65

	Target OC % after stepdown	7.3

	Initial Excess Interest	2.334% (static libor); 2.332% (forward libor)
	Other CE %	This deal has an interest rate cap that is pledged to a reserve fund which is available to cover both basis risk and credit risk.
		Please see term sheet for reserve fund waterfall.

Derivatives:		This deal has an interest rate cap that is pledged to a reserve fund which is available to cover both basis risk and credit risk.
		Please see term sheet for reserve fund waterfall.
Triggers:
	Delinquency Trigger
	Cum Loss Trigger

	A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date if either (a) the
	Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds
	[32.00]% of the Senior Enhancement Percentage on such Distribution Date or (b) the Cumulative
	Realized Loss Percentage on such Distribution Date exceeds the percentage specified in the table
	below for such Distribution Date:
	January 2008-December 2008 [2.15]% for the first month plus an additional 1/12th of [2.35]% for each month thereafter
	January 2009-December 2009 [4.50]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
	January 2009-December 2009 [4.50]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
	January 2011-December 2011 [7.00]% for the first month plus an additional 1/12th of [0.75]% for each month thereafter
	January 2012 and thereafter [7.75]%

Percentage by range

Loans without MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20	0.00%	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%
20-30	0.00%	0.01%	0.07%	0.02%	0.03%	0.01%	0.00%	0.00%
30-40	0.00%	0.00%	0.08%	0.10%	0.12%	0.03%	0.00%	0.00%
40-50	0.00%	0.02%	0.31%	0.18%	0.31%	0.19%	0.02%	0.01%
50-60	0.00%	0.03%	0.65%	0.56%	0.57%	0.32%	0.09%	0.08%
60-70	0.00%	0.01%	2.07%	1.83%	1.72%	0.64%	0.22%	0.00%
70-80	0.00%	0.25%	6.07%	7.25%	22.34%	15.20%	5.05%	1.36%
80-90	0.00%	0.00%	1.87%	6.07%	6.55%	4.56%	1.19%	0.38%
90-100	0.00%	0.00%	0.03%	1.68%	4.46%	3.60%	1.41%	0.36%
>100

Loans with MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20
20-30
30-40
40-50
50-60
60-70				No MI
70-80
80-90
90-100
>100

Loan Count

Loans without MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20	0	0	0	1	1	0	0	0
20-30	0	1	4	1	2	1	0	0
30-40	0	0	6	7	9	2	0	0
40-50	0	1	14	10	16	8	1	1
50-60	0	1	29	26	26	11	5	3
60-70	0	1	94	71	63	25	8	0
70-80	0	11	302	289	788	517	160	42
80-90	0	0	88	264	244	158	38	7
90-100	0	0	1	84	431	263	101	30
>100
#
Loans with MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20
20-30
30-40
40-50
50-60
60-70				No MI
70-80
80-90
90-100
>100

First Lien Loans:	# of Mortgage Loans	Prin. Balance	% of Principal Balance	WAC	% Owner Occupancy	%ARM	FICO	CLTV	%Full Doc	Coverage Down to:
Less than 60.01%	187	29,639,750	100.00	7.43	93.18	70.52	595.50	50.38	61.64	0.00
80.01 to 85.00%
With MI:					No MI
Without MI:	1610	343,317,180	44.34	7.38	98.29	40.41	640.98	92.62	35.08	0.00
85.01 to 90.00%
With MI:					No MI
Without MI:	314	60,979,561	7.88	7.86	95.73	6.53	616.94	86.68	54.64	0.00
90.01 to 95.00%
With MI:					No MI
Without MI:	441	88,142,309	11.38	7.88	93.48	9.86	625.99	91.03	51.54	0.00
95.01 to 100.00%
With MI:					No MI
Without MI:	175	24,687,959	3.19	8.23	100.00	2.34	652.98	95.82	50.30	0.00

TOTAL (First Lien)	2727	546,766,759	166.79	1,248.09	15,813.33	9,014.91	102,039.31	11,169.40	8,896.99

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the “Loans without MI” matrix.

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	% of Total Pool	WA FICO	WA LTV	% Owner Occupied	% Purchase	% Investor	WA DTI	% Full Doc
ARM 2/28 - 60mo IO	60	590	166,081,047.08	281,493.30	69.70%	21.45%	658	80.47	99.74	62.24	0.26	44.61	29.31
ARM 3/27 - 60mo IO	60	234	58,875,885.84	251,606.35	24.71%	7.60%	652	81.8	98.99	35.14	1.01	44.34	36.28
ARM 5/25 - 60mo IO	60	19	5,140,493.34	270,552.28	2.16%	0.66%	664	83.09	99.03	2.85	0.97	45.63	80.39
Fixed 30 yr - 60mo IO	60	35	8,189,843.64	233,995.53	3.44%	1.06%	666	77.98	100.00	3.47	0.00	43.12	58.01

Totals:	60	878	238,287,269.90	271,397.80	100.00%	30.78%	657	80.77	99.55	52.24	0.45	44.51	33.12

Please fill out chart with the appropriate characteristics for each rep line. Please note ‘% of total IO’ should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

Initial Periodic Caps

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
2/28 ARM 24 Month IO	0.00%	0.00%	0.00%	0.00%	21.45%	0.00%	0.00%	0.00%	0.00%
2/28 ARM 36 Month IO	0.00%	0.00%	0.00%	0.00%	7.60%	0.00%	0.00%	0.00%	0.00%
2/28 ARM 60 Month IO	0.00%	0.00%	0.00%	0.00%	0.66%	0.00%	0.00%	0.00%	0.00%
2/28 ARM 120 Month IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	0.00%	0.00%	0.00%	0.00%	29.72%	0.00%	0.00%	0.00%	0.00%

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520-539
540-559
560-579	0.44	84.69	90.00	0.00	100.00	7.200	6.800	0.00
580-599	3.22	83.21	100.00	0.00	100.00	7.250	6.790	0.00
600-619	11.46	81.39	95.00	0.00	100.00	7.380	6.810	0.00
620-639	22.06	79.91	100.00	0.00	100.00	7.330	6.620	0.06
640-659	20.95	80.43	95.00	0.00	99.23	7.100	6.520	0.00
660-679	18.00	80.55	95.00	0.00	98.90	7.040	6.400	0.00
680-699	9.59	81.66	95.00	0.00	100.00	6.870	6.290	0.00
700-719	5.91	81.34	95.00	0.00	99.65	6.870	6.140	0.00
720-739	4.28	80.58	95.00	0.00	100.00	6.780	6.140	0.00
740-759	2.28	82.02	90.00	0.00	100.00	7.060	6.480	0.00
760-779	0.99	79.42	94.99	0.00	100.00	6.890	5.990	0.00
780-800	0.57	80.00	80.00	0.00	86.99	6.790	6.280	0.00
800+	0.25	86.07	95.00	0.00	100.00	7.050	5.340	0.00